 Attorneys and Counselors at Law

Daniel H. April	Of Counsel
Patrick J. Dolan	David F. Cunningham
John M. Hickey	C.W.N. Thompson, Jr.
Megan Hadley Koehler

February 3, 2021

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Thornburg Investment Trust (the “Trust” or “Registrant”)
File Nos. 33-14905/811-05201
Filing pursuant to Rule 497(j)

Ladies and Gentlemen:

On behalf of the Trust, in accordance with the provisions of Rule 497(j) under the Securities Act of 1933, as amended (the “Securities Act”), we hereby certify that the forms of the February 1, 2021 Thornburg Funds Retirement Plan Shares Prospectus and Statement of Additional Information (Class R3, Class R4, Class R5 and Class R6 shares), and the February 1, 2021 Thornburg Funds Retail and Institutional Shares Statement of Additional Information (Class A, Class C, Class D and Class I), applicable to each series of the Registrant offering such share classes, that would have been filed pursuant to Rule 497(c) under the Securities Act would not have differed from those contained in Post-Effective Amendment No. 143 to the Trust’s Registration Statement under the Securities Act and Post-Effective Amendment No. 156 to the Trust’s Registration Statement under the Investment Company Act of 1940, as amended, which was filed electronically via EDGAR with the Commission on January 28, 2021 (Accession No. 0001387131-21-001381).

The February 1, 2021 Retail and Institutional Shares Prospectus (Class A, Class C, Class D and Class I) applicable to each series of the Registrant offering such share classes was filed under Rule 497(c) on February 3, 2021 (Accession No. 0001387131-21-001732).

Please contact me if you have any questions.

Sincerely,

/s/ Daniel April

Daniel April

460 St. Michael’s Drive	E-mail: dan_april@catchlaw.com	Tel.: (505) 988-2900
Suite 1000	Web address: www.catchlaw.com	Extension 103
Santa Fe, New Mexico 87505		Fax: (505) 988-2901